                                                                   EXHIBIT 10.21


                                 PROMISSORY NOTE



$200,000.00                                                        Yuba City,
California



FOR VALUE RECEIVED, the Feather River State Bank Employee Stock Ownership Plan and Trust ("Borrower"), hereby promises to pay to United ComServe, a nonprofit corporation ("Lender"), the principal sum of, Two Hundred Thousand Dollars ($200,000.00) with interest from the date of this Note on the unpaid principal owing from time to time at a rate of 0.5% below the prime rate as published in the West Coast edition of The Wall Street Journal. The interest rate shall be adjusted on each day that the West Coast edition of The Wall Street Journal adjusts its published prime rate and shall be calculated on the basis of a 365-day year, actual days elapsed. The principal shall be repaid in annual installments of Forty Thousand Dollars ($40,000.00) per year, beginning on December 31, 2000 and continuing on the 31st of December of each successive year until paid in full. Interest on the unpaid principal shall be payable quarterly at the end of each calendar quarter beginning June 30, 2000. This Note shall mature on December 31, 2004, on which date the outstanding principal balance together with all accrued and unpaid interest shall be due and payable.

Borrower shall make all payments in lawful money of the United States of America and in immediately available funds. Borrower shall deliver its payments to Lender's principal place of business at 319 "G" Street, Marysville, California 95901, or at such other place as Lender may designate to Borrower in writing from time to time.

This Note may be prepaid in whole or in part, without penalty, at the option of Borrower and without the consent of Lender. Should the Borrower default in the payment of any principal or interest when due, at the option of the Lender, the whole sum of principal and all accrued interest owing under this Note shall be immediately due and payable without further demand or notice.

The unpaid principal balance of this obligation shall be the total amount advanced hereunder less the amount of principal payments made by tBorrower, which balance will be endorsed on the reverse side hereof or on a grid attached hereto by Lender. The balance as shown shall be presumptive evidence that such balance exists in the amount written and that such advances and payments were made in the amounts written.

This Note is that certain promissory note referred to in the Loan Agreement dated as of May 11, 2000 between Borrower and Lender. The Note is subject to prepayment and the maturity may be accelerated as provided in the Loan Agreement.

This Note is nonrecourse as to Borrower. Lender shall have no recourse against the Borrower or the assets of Borrower except as to the contributions made to the Borrower by Feather River State Bank to meet the Borrower's obligations under this Note and any earnings attributable to such contributions.

This Note is secured by an Irrevocable Standby Letter of Credit of even date in the amount of Two Hundred Thousand Dollars ($200,000.00) issued by Feather River State Bank.

                                     As Trustees of the Feather River State Bank
                                     Employee Stock ownership Plan and Trust, as amended (and in no other capacity):


                                     BY:   /s/ JULIE SHACKLEFORD
                                           ---------------------
                                           Julie Shackleford


                                     BY:   /s/ TERRY COLE
                                           --------------
                                           Terry Cole


                                     BY:   /s/ CINDY DAVIT
                                           ---------------
                                           Cindy Davit

                                 LOAN AGREEMENT

THIS AGREEMENT is made this 11TH day of May, 2000, at Yuba City, California, by and between United ComServe, a nonprofit corporation ("Lender"), and Julie Shackleford, Terry Cole, Cindy Davit (the "Trustees"), as Trustees (and in no other capacity) for the Feather River State Bank Employee Stock Ownership Plan and Trust (the "Trust"), created by that certain Feather River State Bank Employee Stock Ownership Plan and Trust Agreement, as amended, dated December 14, 1988, (the "Trust Agreement"), between the Trustees and Feather River State Bank, a California banking corporation ("Feather River").

         1.    THE LOAN.

         1.01. AMOUNT OF LOAN. Subject to the terms and conditions hereinafter set forth (the "Loan Agreement"), Lender shall loan to the Trust on or before June 30, 2000, up to the sum of Two Hundred Thousand Dollars ($200,000.00) (the "Loan").

         1.02. THE NOTE. The Loan shall be evidenced by a promissory note executed by the Trustees (the "Note") and by this reference incorporated herein. The Note shall be dated May 11, 2000, and shall be for the principal amount of $200,000.00. The principal amount shall be repaid as follows:
$40,000.00 per year, beginning on December 31, 2000, and continuing on the 31st of December of each successive year until paid in full. The Note shall mature on December 31, 2004, on which date the entire balance of unpaid principal and interest on the Loan shall become due and payable.

         1.03. INTEREST. The entire balance of the unpaid principal amount of the Note shall bear interest from the date thereof at a rate of 0.5% below the prime rate as published in the West Coast edition of The Wall Street Journal. Interest shall be payable at the end of each calendar quarter beginning June 30, 2000. Interest shall be computed on the basis of a 365-day year and actual days elapsed.

         1.04. PURPOSE OF LOAN. The proceeds of the Loan shall be used by Trustees only to purchase shares of capital stock in California Independent Bancorp, the holding company of Feather River. The capital stock shall be purchased from California Independent Bancorp or in the market, pursuant to the provisions of the Trust, as amended and attached hereto as Exhibit "A."

         1.05. NON-RECOURSE. This Loan is nonrecourse as to the Trust. Lender shall have no recourse against the Trust or its assets except as to the contributions made to the Borrower by Feather River to meet the Trust's obligations under this Loan and any earnings attributable to such contributions.

         1.06. PREPAYMENT. This Loan may be prepaid in whole or in part, without penalty, at the option of Borrower and without the consent of Lender

           1.07. MATURITY. If the day of maturity of any principal payment on the Loan falls on a Saturday, Sunday, or holiday in California, interest shall be paid to the day such payment is made.

         1.08. CHANGE OF CONTROL. All unpaid principal and interest shall become due and payable immediately upon a change of control of Feather River. A change of control shall have been deemed to take place when 51% or more of the outstanding shares of voting stock of Feather River is no longer owned by California Independent Bancorp, its holding company, or when a person within the meaning of the Securities Exchange Act of 1934 acquires 51% or more of the outstanding voting securities of California Independent Bancorp.

         2. CONDITIONS OF THE LOAN. The obligation of Lender to make the Loan hereunder is expressly conditioned upon:

         2.01. COPY OF ANNUAL CONTRIBUTIONS AGREEMENT. Delivery by the Trustees to Lender an executed copy of the "Annual Contributions Agreement", a copy of which is attached hereto as Exhibit "B." The Annual Contributions Agreement shall, among other things, bind Feather River to make annual contributions to or for the benefit of the Trust in amounts sufficient to enable the Trustees to pay each installment of principal and interest on the Loan on or before the date such installment is due, subject to Section 1.3 of the Annual Contributions Agreement.

         2.02. COPY OF RESOLUTIONS. Receipt by Lender of a certified copy of the resolutions of the Board of Directors of Feather River evidencing approval of the Loan and certified copies of all documents evidencing other necessary corporate action with respect to the Trust, the Annual
Contributions Agreement, and this Loan Agreement.

         2.03. STANDBY LETTER OF CREDIT. Receipt by Lender of a Standby Letter of Credit in the amount of Two Hundred Thousand Dollars ($200,000.00) from Feather River in favor of Lender, as beneficiary, upon which Lender may draw by delivery of its own declaration that an event of default, within the meaning of Section 5 hereof or Section 4 of the Annual Contributions Agreement, has occurred.

         2.04. FINANCIAL Information. Trustees shall deliver, or cause to be delivered, to Lender, copies of Feather River's annual audited financial statements and unaudited quarterly financial statements as soon as they become available.

3.           COVENANTS OF TRUSTEES.

         3.01. INFORMATION. While any principal amount of the Loan remains outstanding, the Trustees shall, at the request of Lender furnish Lender with copies of all information made available to the Trustees by Feather River incident to the Trust's ownership of Feather River common stock.

         3.02. AMENDMENTS. The Trustees shall not amend or modify the Annual Contributions Agreement without first obtaining the written consent of Lender.

         3.03. FAILURE TO PAY. The Trustees shall notify promptly in writing if and when Feather River fails or refuses to make an annual contribution to, or for the benefit of, the Trust, pursuant to the Annual Contributions Agreement.

         3.04. ASSIGNMENT OF RIGHTS. If Feather River fails or refuses to make an annual contribution required under the Annual Contributions Agreement, the Trustees shall, upon Lender's request, transfer, and assign to Lender all of the Trustee's rights, title and interest in and to the Annual Contributions Agreement.

         4.     REPRESENTATIONS AND WARRANTIES.
                The Trustees represent and warrant that:

         4.01. PENDING ACTIONS. To the knowledge of the Trustees, there are no actions or proceedings pending or threatened against the Trust before any court or administrative agency which might result in any material adverse change in the business or condition of the total enterprise represented by the Trust.

         4.02. EXECUTION. Neither the execution and delivery of this Loan Agreement, the consummation of the transaction herein contemplated, nor compliance with the terms and provisions hereof or of the Note will conflict with or result in a breach of any of the terms, conditions, or provisions of the Trust Agreement or of any order, writ, injunction, or decree of any court or governmental instrumentality or of any agreement or instrument to which the Trustees are a party or by which they are bound or to which they are subject, or constitute a default thereunder, or result in the creation or imposition of any lien, charge, or encumbrance of any nature whatsoever upon the property of the Trust pursuant to the terms of any such instrument or agreement.

         4.03. VALID AGREEMENT. The execution and delivery of this Loan Agreement, the making of all borrowings contemplated or permitted by the provisions hereof, and the execution, issuance, and delivery of the Note to evidence such borrowing, have each been duly authorized; this Loan Agreement and the Trust Agreement have been duly authorized and validly executed by the Trustees and (assuming that such agreements have been duly and validly executed and delivered by Feather River) constitute the valid and legally binding agreements of the Trustees except as may be limited by bankruptcy, insolvency, or reorganization laws. The Note, when duly executed and delivered by the Trust, pursuant to the provisions hereof, will constitute valid and binding obligation of the Trust enforceable in accordance with the terms thereof and this Loan Agreement, except as limited by bankruptcy, or other laws of general application relating to or affecting the enforcement of creditors, rights.

         The Trustees have the power under the Trust to execute and deliver this Loan Agreement and the Note and to consummate the transaction to be performed by them hereunder.

         5. DEFAULT. Notwithstanding the terms of the Note, all indebtedness evidenced by the Note shall, at the option of Lender become immediately due and payable without demand, presentment, or notice, all of which are expressly waived, if any of the following should occur:

         5.01. FAILURE TO PAY. The Trustees fail or refuse to pay, or fail to receive from Feather River, an installment of principal or interest on the Note when due.

         5.02. BREACH OF PROVISIONS. The Trustees violate or fail to perform any provision of this Loan Agreement.

         5.03. FALSE REPRESENTATIONS. Any representation or warranty made herein by the Trustees or any statement or representation made pursuant hereto or in connection herewith shall be untrue or incorrect in any material respect.

         5.04. OTHER DEFAULTS. Any obligation of the Trust (other than its obligation hereunder) for the payment of borrowed money becomes or is declared to be due and payable prior to the expressed maturity thereof because of a default.

         5.05. INSOLVENCY; TERMINATION. The Trust shall become insolvent or shall be terminated.

         5.06. RECEIVERSHIP. The Trustees admit in writing their inability to pay the Trust's debts as they mature, makes an assignment for the benefit of creditors, or commits any other act of bankruptcy, applies for or consents to the appointment of a receiver or trustee for it or for a substantial part of the Trust's property or business, or such a receiver or trustee otherwise shall be appointed and shall not be discharged within sixty (60) days after such appointment.

         5.07. ATTACHMENTS. Any money judgement, writ of attachment or similar process shall be entered or filed against the Trust or any of its assets for an amount exceeding Two Hundred Thousand Dollars ($200,000.00), and remains unvacated, unbonded, or unstayed for a period of sixty (60) days or, in any event, later than five (5) days prior to the date of any proposed sale thereunder.

         5.08. BANKRUPTCY. Bankruptcy, insolvency, reorganization, or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Trust, and if instituted against it, shall be consented to or shall not be dismissed within sixty (60) days after such institution.

         THEN, and in such event, the Note shall become immediately due and payable upon declaration to that effect by Lender to the Trust. The Trust expressly waives any presentment, demand, protest, or other notice of any kind.

         6. SUBORDINATION. To the extent an event of default occurs within the meaning of Section 5 hereof, which may give rise to enforcement by Lender of its rights pursuant to the provisions of the Annual Contributions Agreement as a third party creditor beneficiary of the Trust, such rights of Lender shall be subject to the subordination provisions of Section 1.3 of the Annual Contributions Agreement.

         7. SEVERABILITY. If any portion of this Loan Agreement shall be deemed by a court of competent jurisdiction to be unenforceable, such provisions shall be ineffective to the extent of such prohibition, and the remaining terms shall provide for the consummation of the transactions contemplated in substantially the same manner as originally set forth at the date this Loan Agreement was executed.

         8. EXPENSES. The Trust shall pay all out-of-pocket expenses and reasonable attorneys' fees of Lender incidental to the enforcement of any provision of this Loan Agreement, the Note, or the Annual Contributions Agreement.

           9. NO WAIVER. No failure on the part of Lender to exercise, and no delay in exercising any right, shall operate as a waiver, nor shall any single or partial exercise by Lender or any right preclude any other or future exercise thereof or the exercise of any right.

         10. NOTICE. All communications and payments provided for hereunder, except where otherwise specifically provided, shall be in writing and shall be given or made upon such other party by hand delivery or through a deposit in the United States mail, first class postage prepaid, addressed. All communications sent by mail shall be deemed received five (5) days after deposit in the United States mail.

                  Notices required under this Agreement shall be sent to the parties at the following addresses:

         If to Feather River:       FEATHER RIVER STATE BANK
                                    1227 BRIDGE STREET, SUITE C
                                    POST OFFICE BOX 929002
                                    YUBA CITY, CA 95992
                                    ATTN: LARRY D. HARTWIG, PRESIDENT

         If to Lender:              UNITED COMSERVE
                                    319 "G" STREET
                                    MARYSVILLE, CA 95901
                                    ATTN:  WILLIAM PACE
                                    CHIEF FINANCIAL OFFICER



         If to Trustees:            TRUSTEES, FEATHER RIVER STATE BANK EMPLOYEE
                                    STOCK OWNERSHIP PLAN &: TRUST
                                    POST OFFICE BOX 1575
                                    YUBA CITY, CA 95992
                                    ATTN:    JULIE SHACKLEFORD, TERRY
                                    COLE, CINDY DAVIT

or to such other addresses as may, from time to time, be specified in writing by Feather River, the Trustees, or Lender, respectively, and such actions shall be complete upon receipt.

         11. GOVERNING LAW. The laws of the State of California shall govern this Agreement.

IN WITNESS WHEREOF, the parties have duly executed this Agreement on the day and year first above written.

                                    As Trustees of the Feather River State Bank
                                    Employee Stock Ownership Plan and Trust, as amended (and in no other capacity):


                                    BY:  /s/ Julie Shackleford
                                         ---------------------
                                         Julie Shackleford


                                    BY:  /s/ Terry Cole
                                         --------------
                                         Terry Cole


                                    BY:   /s/ Cindy Davit
                                          ---------------
                                          Cindy Davit

                                    Lender:  United ComServe

                                    BY:_________________________________________
                                             William Pace
                                             Chief Financial Officer

                         ANNUAL CONTRIBUTIONS AGREEMENT

         THIS AGREEMENT is made as of the 11TH day of MAY 2000, at Yuba City, California, by and between Feather River State Bank, a California banking corporation ("Feather River") and Feather River State Bank Employee Stock ownership Plan and Trust, as amended (the "Trust"), and its Trustees, Julie Shackleford, Terry Cole, Cindy Davit (the "Trustees"), only in their capacities as Trustees.

                                    RECITALS

A. The Trust, intended to be qualified under Sections 401 and 501 of the Internal Revenue Code of 1986, was created for the benefit of the employees of Feather River, their dependents, and beneficiaries.

B. The Trustees executed and delivered a Loan Agreement dated MAY 11, 2000, (the "Loan Agreement") whereby the Trust borrowed from United ComServe, a nonprofit corporation (the "Lender"), the sum of Two Hundred Thousand Dollars ($200, 000. 00) for the purpose of purchasing, from time to time, stock of California Independent Bancorp, the holding company of Feather River, either in the market or directly from California Independent Bancorp (the "Loan").

C. As a condition to the Loan, the Lender is requiring the Trust to deliver an annual contributions agreement between the Trust and Feather River as assurance that annual contributions be made to the Trust by Feather River are in an amount sufficient to pay all loan fees, principal and interest when due on the Loan.

         NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations, and warranties hereinafter set forth, Feather River and the Trust agree as follows:

Section 1.     COVENANTS OF FEATHER RIVER.
        1.1.     ANNUAL CONTRIBUTIONS TO TRUST.
                  (a) Subject to all of the terms and conditions of this Agreement, Feather River shall make annual contributions to the Trust or for the benefit of the Trust in lawful money of the United States of America in an amount equal to all loan fees, principal and interest due on the Loan, as set forth in the Loan Agreement attached hereto as Exhibit "A," on or before the due date for such payments ("Minimum Contributions").

                  (b) In addition, Feather River may make contributions to the Trust or for the benefit of the Trust in lawful money of the United States of America in excess of the Minimum Contributions required by subsection "a" of this Section 1.1 ("Excess Contributions"). Any Excess Contributions shall be invested by the Trustees as set forth in the Trust Agreement. The Excess Contributions, or any portion thereof, may be applied at the direction of the Trustees against the Loan as prepayment of the last Minimum Contribution due, provided that such prepayment shall only reduce the principal balance of the Loan.

                  (c) Notwithstanding the provisions of subsection "a" of this Section 1.1, Feather River shall be required to make, or cause to be made, Minimum Contributions to the Trust only if and to the extent that the Trust shall have insufficient funds available to pay each installment of principal and interest on the Loan, and all loan fees. Not less than ten (10) days before each such payment is due, the Trustees shall deliver a statement to Feather River of any Minimum Contributions which the Trustee reasonably believes will be required pursuant to this subsection "c", and Feather River shall make or cause to be made such Minimum Contributions as provided in subsection "a" of this Section 1.1.

         1.2. NO GUARANTY OR INDEMNIFICATION. This Agreement is not intended to make Feather River a guarantor, surety, or indemnitor of the Trust for its obligation to Lender under the Loan Agreement. Except for its obligation to make Minimum Contributions under Section 1.1 hereof, the direct payment to Lender under Section 1.3 hereof, and honoring the terms of an Irrevocable Standby Letter of Credit issued by Feather River in connection with the Loan, Feather River shall have no further obligation to answer for the debt, default, miscarriage, or other negligence of the Trust or Trustees in connection with the Loan.

         1.3. THIRD PARTY BENEFICIARY. Feather River shall pay or cause to be paid the Minimum Contributions required under Section 1.1 to the Trust. Upon the occurrence of an event or default as described in Section 4 hereof or
Section 5 of the Loan Agreement, Feather River shall pay or cause to be paid such Minimum Contribution directly to Lender to the extent of such default. Such payments are expressly intended for the direct benefit of Lender as a creditor beneficiary of the Trust. Lender is intended to have all the rights as a third party creditor beneficiary to enforce the obligations of Feather River in accordance with the terms of this Agreement. Feather River understands and agrees, that it shall be liable to Lender for damages if Feather River does not pay or cause to be paid the contributions to the Trust or Lender. Feather River further understands and agrees that any reference to the nonrecourse nature of the Loan, any disability or defense of the Trust, or cessation from any cause whatsoever of the liability of the Trust shall not be applicable or be available to Feather River as a defense to its obligations herein. Feather River hereby waives any and all defenses it might have against the Trust arising out of the Trust agreement and this Agreement which may serve as a basis for any defense Feather River would otherwise have against Lender under this Agreement.

         1.4. FINANCIAL STATEMENTS. All financial statements, information and other data furnished by Feather River to the Trustees or to Lender as part of the Trust's application for credit ("Financial Statements") are, in all material respects, accurate and correct; the Financial Statements fairly reflect the consolidated financial condition of Feather River and its holding company, California Independent Bancorp, as of the dates of such Financial Statements; the Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied; the Financial Statements are, in all material respects, accurate and correct; and no materially adverse changes have occurred since the date of the latest of such Financial Statements covering the period ended December 31, 1999.

Section 2.   COVENANTS OF TRUSTEES.

         2.1. THE LOAN. In connection with the Loan between the Trust and Lender, the Trustees covenant as follows:

              (a) The Loan shall be at a reasonable rate of interest, as specified in Section 1.03 of the Loan Agreement;

              (b) Under the terms of the Loan, Lender shall not have recourse against the Trustees or the Trust except with respect to such assets of the Trust as are permitted by law;

              (c) The Loan shall be repaid only from those amounts contributed by Feather River to the Trust under this Agreement and from amounts earned on the proceeds-of the Loan or investments of the Trust made therewith.

         2.2. USE OF MINIMUM CONTRIBUTIONS. The Trustees shall use the proceeds of the Minimum Contributions only to pay all costs of the Loan as well as each installment of principal and interest on the Loan on or before the date each installment is due.

Section 3.   CONDITIONS OF TRUSTEES' OBLIGATIONS.

         The obligations of the Trustees provided for in this Agreement shall be expressly subject to and conditioned upon the following:

         3.1. AUTHORITY. Feather River shall deliver to the Trustees and Lender on or before the date hereof a certificate signed by the Secretary of Feather River certifying that the Board of Directors of Feather River has approved, ratified, and confirmed the execution, delivery, and performance of this Agreement at a meeting duly called with a quorum present.

         3.2. OFFICER'S CERTIFICATE. Feather River shall deliver to the Trustees and Lender a certificate, dated not more than five (5) days prior to the date hereof, signed by the President, a Vice President, or the Chief Financial officer of Feather River certifying that such officer has no knowledge, except as may be disclosed in such certificate, of any litigation or proceedings pending or threatened against or affecting Feather River the result of which might substantially affect the financial condition, business, or operations of Feather River; and that there has been no materially adverse change in the financial condition of Feather River since the date of the latest Financial Statement submitted to the Trustees and Lender.

         3.3. OPINION OF COUNSEL FOR FEATHER RIVER. Feather River shall deliver, or cause to be delivered, to the Trustees and Lender, a written opinion of its counsel, Weintraub, Genshlea & Sproul of Sacramento, California, which opinion shall be in form and substance reasonably satisfactory to the Trustees and Lender stating that, in the opinion of such counsel:

             (a) Feather River is a banking corporation, duly organized, validly existing and in good standing under the laws of the State of California and licensed by the California State Banking Department;

             (b) This Agreement has been duly authorized and validly executed by Feather River and (assuming that such Agreement has been duly and validly executed and delivered by the Trustees) constitutes the valid and binding agreement of Feather River except as may be limited by any bankruptcy, insolvency, or reorganization laws;

             (c) Feather River has the corporate power to execute and deliver this Agreement and to consummate the transaction to be performed by it hereunder; all corporate action required by law to authorize such execution and delivery and the consummation of such transaction by Feather River has been duly and validly taken;

             (d) The performance of this Agreement and the consummation of the transactions contemplated herein will not result in any breach or violation of any of the terms or provisions .of, or constitute a default under, Feather River's Articles of Incorporation or Bylaws, or any indenture, mortgage, deed of trust, lease, loan agreement, security agreement, or other agreement, instrument, commitment or arrangement under which Feather River is a borrower, pledgor, debtor, guarantor, mortgagor, or trustor or to which any of Feather River's property is subject; and

             (e) Such counsel has no actual knowledge, except as IS disclosed in such opinion, of any material litigation, proceeding, or governmental investigation pending or threatened against or relating to Feather River, its properties, or business.

         In rendering such opinions, said counsel may rely upon certificates and written statements of officers or accountants of Feather River and upon certificates and advisory opinions of public officials and government agencies only as to matters of fact supporting the basis of such opinions.

         3.4. OPINION OF COUNSEL FOR TRUSTEES. The Trustees shall deliver, or cause to be delivered, to Lender and Feather River the written opinion of its counsel, which opinion shall be in form and substance reasonably satisfactory to Lender and Feather River stating that, in the opinion of such counsel:

              (a) This Agreement and the Trust Agreement have been duly authorized and validly executed by the Trustees on behalf of the Trust and (assuming that they have been duly and validly executed and delivered by Feather River) constitute the valid and binding agreements of the Trust, except as may be limited by any bankruptcy, insolvency, or reorganization laws;

              (b) The Trustees have the power under the Trust to execute and deliver this Agreement and to consummate the transactions to be performed by them hereunder; and all action required by law to authorize such execution and delivery and the consummation of such transactions by the Trustees and the Trust has been duly and validly taken;

              (c) The performance of this Agreement and the consummation of the transactions contemplated herein will not result in any breach or violation of any of the terms or provisions of, or constitute a default under, the Trust Agreement, or any indenture, mortgage, deed of trust, lease, loan agreement, security agreement, or other agreement, instrument, commitment, or arrangement under which the Trust is a borrower, pledgor, debtor, guarantor, mortgagor, or trustor or to which any of the Trust Property is subject; and

              (d) Such counsel has no actual knowledge of any material litigation, proceeding, or governmental investigation pending or threatened against or relating to the Trust, its properties, or business;

         In rendering such opinion, said counsel may rely upon certificates and written statements of officers or accountants of Feather River and the Trustees and upon certificates and advisory opinions of public officials and government agencies only as to matters of fact supporting the basis of such opinions.

Section 4.   EVENTS OF DEFAULT.

If one or more of the following described events of default shall occur:

             (a) Feather River shall default in the payment of any Minimum Contribution provided for hereunder;

             (b) Feather River or the Trustees shall fail to perform or observe any of the material terms, provisions, covenants, conditions, agreements, or obligations as contained herein;

             (c) Feather River shall become insolvent or be unable to pay debts as they mature, or shall make an assignment for the benefit of creditors or to an agent authorized to liquidate any substantial amount of its properties or assets, or shall file a voluntary petition in bankruptcy or seeking a reorganization or to effect a plan or other arrangement with creditors, or shall File an answer admitting the jurisdiction of the court in the material allegations of an involuntary petition filed pursuant to any Act of Congress relating to bankruptcy or reorganization, or shall join in any such petition for an adjudication or for a reorganization or other arrangement, or shall become or be adjudicated a bankrupt, or shall apply for or consent to the appointment of or consent that an order be made appointing any receiver or trustee, for itself or for any of its properties, assets, or business, or if an order shall be entered pursuant to any Act of Congress relating to bankruptcy or reorganization, or if a conservator for Feather River is appointed by, or possession or control of the property and business of Feather River is taken by, the California Department of Financial Institutions or Federal Deposit Insurance Corporation, or if a receiver or a trustee shall be appointed for all or a substantial part of its properties, assets, or business

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(otherwise than upon its own application or consent) , and any such receiver or trustee so appointed shall not be discharged within thirty (30) days after the date of such appointment;

             (d) Any representation or warranty made by Feather River herein, or in any certificate, or financial statement or other statement furnished by Feather River or any of its officers shall prove to be in any material respect false or misleading;

             (e) Any writ of execution, attachment, or garnishment for any lien, or any other legal process, be issued for an amount in excess of Two Hundred Thousand Dollars ($200,000.00) against any of the property of Feather River which shall not be discharged or released within thirty (30) days after date of issuance;

             (f) All, or substantially all, of the property of Feather River shall be condemned, seized, or otherwise appropriated;

             (g) There shall be a "Change of Control" as described in the Loan Agreement, Section 1.08.

         THEN, after the expiration of a ten (10) day period following the delivery of written notice to Feather River of the existence of an event of default as described above, and at any time thereafter, and in each and every such case, unless such default shall have been remedied within such ten (10) day period, or waived in writing by the Trustees and Lender or Feather River and Lender as appropriate, each and any liability and obligation outstanding under this Agreement shall thereupon, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, be forthwith due and payable, if not otherwise then due and payable, anything herein or in any other agreement, contract, indenture, document or instrument contained to the contrary notwithstanding, and the Trustees, Feather River, or Lender as third party beneficiary as appropriate may immediately, and without any period of grace, enforce the payment of all liabilities and obligations to the Trust or Lender under this Agreement.

Section 5.   MISCELLANEOUS PROVISIONS.

         5.1. NOTICES. All communications and payments provided for hereunder, except where otherwise specifically provided, shall be in writing and shall be given or made upon such other party by hand delivery or through a deposit in the United States mail, first class postage prepaid, addressed. All communications sent by mail shall be deemed received five (5) days after deposit in the United States mail.

         Either Feather River or the Trustees, or both, shall promptly notify Lender in writing with respect to an occurrence of an event of default or impending event of default;

   If to Feather River:       FEATHER RIVER STATE BANK
                              1227 BRIDGE STREET, SUITE C
                              POST OFFICE BOX 929002
                              YUBA CITY, CA 95992
                              ATTN: LARRY D. HARTWIG, PRESIDENT

   If to Lender:              UNITED COMSERVE
                              319 "G" STREET
                              MARYSVILLE, CA 95901
                              ATTN:  WILLIAM PACE
                              CHIEF FINANCIAL OFFICER


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


   If to Trustees:            TRUSTEES, FEATHER RIVER STATE BANK EMPLOYEE
                              STOCK OWNERSHIP PLAN &: TRUST
                              POST OFFICE BOX 1575
                              YUBA CITY, CA 95992
                              ATTN: JULIE SHACKLEFORD, TERRY COLE, CINDY DAVIT

   With copies sent to:       UNITED COMSERVE
                              319 "G" STREET
                              MARYSVILLE, CA 95901
                              ATTN:  WILLIAM PACE
                              CHIEF FINANCIAL OFFICER

or to such other addresses as may, from time to time, be specified in writing by Feather River, the Trustees or Lender, respectively, and such actions shall be complete upon receipt thereof.

         5.2. WAIVER. Neither the failure of, nor any delay on the part of, either party hereto in exercising any right, power, or privilege hereunder, or under any agreement, contract, indenture, document, or instrument mentioned herein, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege hereunder, or under any agreement, contract, indenture, document, or instrument mentioned herein, preclude other or further exercise thereof or the exercise of any other right, power, or privilege; nor shall any waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document, or instrument mentioned herein, constitute a waiver of any other right, power, privilege, or default or constitute a waiver of any other default of the same or of any other term or provisions. All rights and remedies herein provided are cumulative and not exclusive of any right or remedies otherwise provided by law.

         5.3. TERMINATION AND MODIFICATION BY CONSENT. Except as required by law, this Agreement may be terminated, modified, or amended by mutual consent of Feather River and the Trustees by a written instrument executed on behalf of such parties. No termination, modification or amendment hereto (and specifically, but without limitation no modification or amendment of Feather River's obligations to make the contributions) shall be effective without the prior written consent of Lender. Further, Feather River shall not cause or permit the Trust to be terminated prior to payment in full of the Loan without the prior written consent of Lender.

         5.4. GOVERNING LAW. This Agreement is made and entered into in the State of California. The laws of the State of California shall govern this Agreement.

         5.5. CAPTIONS. Captions contained in this Agreement are for convenience of reference only and do not form a part of this Agreement.

         5.6. SUCCESSORS AND ASSIGNS. Except for a Change of Control as described in the Loan Agreement, Section 1.08, all terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, and assigns. This Agreement and all rights, privileges, duties, and obligations of the parties hereto may not be assigned or delegated by either party hereto without the prior written consent of the other party hereto.

         5.7. EXPENSES. Subject to the provisions of Section 2.1(b), if one of the parties to this Agreement should initiate legal proceedings to enforce the terms of this Agreement, the prevailing party shall be entitled to recover all costs and expenses, including reasonable attorneys' fees incurred from the other party.


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



         5.8. COUNTERPARTS. This Agreement may be executed in one (1) or more counterparts, all of which, when taken together, shall constitute a single original instrument.

         5.9. SEVERABILITY. If any portion of this Agreement shall be deemed by a court of competent jurisdiction to be unenforceable, such provisions shall be ineffective to the extent of such prohibition, and the remaining portion shall be valid and enforceable, the remaining terms hereof shall provide for the consummation of the transactions contemplated herein in substantially the same manner as originally set forth at the date this Agreement was executed.

         5.10. ENTIRE AGREEMENT. The making, execution, and delivery of this Agreement by the parties hereto have been induced by no representations, statements, warranties, or agreements other than those herein expressed. This Agreement embodies the entire understanding of the parties, and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof, unless expressly referred to by reference herein.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the day and year first above written.

                                     FEATHER RIVER STATE BANK
                                     EMPLOYEE STOCK OWNERSHIP
                                     PLAN AND TRUST


                                     BY:   /s/ Julie Shackleford
                                           ---------------------
                                           Julie Shackleford


                                     BY:   /s/ Terry Cole
                                           --------------
                                           Terry Cole


                                     BY:   /s/ Cindy Davit
                                           ---------------
                                           Cindy Davit

                                     As Trustees of the Feather River State Bank
                                     Employee Stock Ownership Plan and Trust, as amended (and in no other capacity):


                                     FEATHER RIVER STATE BANK


                                     BY:   /s/ Larry D. Hartwig
                                           --------------------
                                           Larry D. Hartwig, President


                                     BY:   /s/ Annette Bertolini
                                           ---------------------
                                           Annette Bertolini
                                           Senior Vice President


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


UNITED COMSERVE

A signed copy of this agreement has been received by Lender on ________________

SIGNED: _______________________________
             William Pace
             Chief Financial officer


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